INVESCO BLDRS INDEX FUNDS TRUST
SUPPLEMENT DATED DECEMBER 17, 2021 TO THE PROSPECTUS DATED JAnuary 31, 2021 OF:
Invesco BLDRS Emerging Markets 50 ADR Index Fund
(the “Fund”)
The following information is added to the Fund’s Prospectus under the heading “RISKS OF INVESTING IN THE FUND”:
China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks not associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company but does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s (such as the Fund’s) rights may be limited. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect the Fund’s returns and net asset value.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing trade dispute and imposition of tariffs between China and the United States continues to introduce uncertainty into the Chinese economy and may result in reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
Effective January 1, 2022, the license fee charged to the Fund will be reduced from 0.06% to 0.0475% of the Fund’s average net assets. Therefore, on that date, the prospectus is changed as follows:
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The table and related footnotes under the section titled “Fees and Expenses” on page 10 are deleted and replaced with the following:
I.	SHAREHOLDER TRANSACTION EXPENSES(a)
A.	CREATION TRANSACTION FEE
	Through NSCC(b)	$500
	Outside NSCC(b)	Up to $2,000
B.	REDEMPTION TRANSACTION FEE
	Through NSCC(c)	$500
	Outside NSCC(c)	Up to $2,000
II.	ESTIMATED ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Trustee Fees(d)		0.10%
License Fees(e)		0.05%
Marketing Fees		0.03%
Other Operating Expenses		0.11%
Total(f)		0.29%
(a) Only investors purchasing or redeeming Shares in Creation Units will pay the transaction expenses described in Part I of the Fees and Expenses Table. Shareholders purchasing Shares in the secondary market may pay additional fees not described by any other item in this Prospectus, such as brokerage commissions and other fees to financial intermediaries, and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
(b) The creation transaction fee is the same regardless of the number of Creation Units being purchased pursuant to any one creation order. One Creation Unit consists of 50,000 Shares.

(c) The redemption transaction fee is the same regardless of the number of Creation Units being redeemed pursuant to any one redemption order. One Creation Unit consists of 50,000 Shares.
(d) The Trustee’s annual fee for the Fund ranges from 0.06% to 0.10% per year, based on average net assets of the Fund. See “Fees and Expenses.” For the fiscal year ended September 30, 2020, the Trustee’s annual fee for the Fund, as a percentage of net assets of the Fund was 0.10%.
(e) Effective January 1, 2022, the license fees were reduced from 0.06% to 0.0475% of the Fund’s average net assets. Numbers are restated to reflect current fees, and the fees presented in the table have been rounded.
(f) Until further notice from the Sponsor, the Sponsor has undertaken to assume or reimburse the Fund for all ordinary operating expenses to the extent that the ordinary operating expenses of the Fund as calculated by the Trustee exceed an amount which is 0.30% per year of the daily NAV of the Fund. Ordinary operating expenses of the Fund will not include taxes, brokerage commissions and such extraordinary non-recurring expenses as may arise, including the cost of any litigation to which the Fund or Trustee may be a party. The Sponsor may be repaid by the Fund for expenses so reimbursed or assumed, to the extent that subsequently during the year expenses fall below the 0.30% per year level on any given day. Numbers presented in the table have been rounded.
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The first and second paragraphs in the section titled “Expenses of the Fund” on page 36 are deleted and replaced with the following:
Ordinary operating expenses of the Fund are currently being accrued at an annual rate of 0.2875% per year of the Fund’s daily average net assets. Future accruals will depend primarily on the level of the Fund’s net assets and the level of Fund expenses. There is no guarantee that the Fund’s ordinary operating expenses will not increase over the life of the Fund.
Until further notice from the Sponsor, the Sponsor has undertaken to assume or reimburse the Fund for all ordinary operating expenses to the extent that the ordinary operating expenses of the Fund as calculated by the Trustee exceed an amount which is 0.30% per year of the daily NAV of the Fund. Ordinary operating expenses of the Fund will not include taxes, brokerage commissions and such extraordinary non-recurring expenses as may arise, including the cost of any litigation to which the Fund or Trustee may be a party. The Sponsor may be repaid by the Fund for expenses so reimbursed or assumed, to the extent that subsequently during the year expenses fall below the 0.30% per year level on any given day.
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The section titled “Index License” on page 53 is deleted and replaced with the following:
The Sponsor pays an annual licensing fee to the Licensor equal to 0.0475% of the average net assets of the Fund, and is reimbursed by the Fund for such payment. The Licensor will work closely with the Sponsor and the Distributor to foster the success of the Fund and expects to commit financial and management resources to the ongoing marketing of the Shares.
Please Retain This Supplement For Future Reference.
P-BLDRS-PRO-1-SUP-1 121721